UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4030 NH353 Golden, Colorado 1555 Notre Dame Street East Montréal, Québec, Canada	80401 H2L 2R5
(Address of principal executive offices)	(Zip Code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 5, 2021, Molson Coors Beverage Company (the “Company”), Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP (together with the Company, the “Borrowers”) and Citibank, N.A., as administrative agent, entered into that certain Amendment No. 3 (“Amendment No. 3”), which amends that certain Credit Agreement, dated as of July 7, 2017 (as amended by that certain Amendment No. 1 and Extension Agreement, dated as of July 19, 2018, that certain Extension Agreement, dated as of July 7, 2019, and that certain Amendment No. 2, dated as of June 19, 2020, and as further amended, supplemented or otherwise modified and in effect immediately prior to the effectiveness of Amendment No. 3, the “Credit Agreement”), by and among the Borrowers, the other parties from time to time party thereto, the lenders from time to time party thereto, the Issuing Banks from time to time party thereto and Citibank, N.A., as administrative agent.

Amendment No. 3 amends the Credit Agreement to, among other things, change the interest rate under the Credit Agreement for borrowings (i) denominated in Pound Sterling from a LIBOR-based rate to a daily simple SONIA-based rate subject to certain adjustments specified in the Credit Agreement and (ii) denominated in Euros from a LIBOR-based rate to a rate based on the Euro Interbank Offered Rate subject to the adjustments specified in the Credit Agreement.

The foregoing description of the material terms of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Form on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Certain Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 3, dated as of October 5, 2021, by and among Molson Coors Beverage Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc., Molson Coors International LP and Citibank, N.A., as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date: October 7, 2021	By:	/s/ Eric Gunning
	Name:	Eric Gunning
	Title:	Interim Chief Legal & Government Affairs Officer and Secretary